                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 811-3270
                                                                        2-74216

                   IMPORTANT CHANGES FOR TWO DAVIS BOND FUNDS

As stewards of our shareholders' capital, we are constantly alert to opportunities to better serve their needs and interests. We are, therefore, proposing to transfer the assets of the Davis Tax-Free High Income Fund and Davis Intermediate Investment Grade Bond Fund to the Evergreen family of funds, a respected manager of fixed-income mutual funds.

The Evergreen Funds trace their roots to 1932. Today, Evergreen manages over $75 billion in assets for more than 3 million shareholders in over 70 different mutual funds, including 33 bond funds with $12 billion in assets. Evergreen offers a wide array of fixed-income funds--from high quality to high yield, and from taxable to tax-exempt. Evergreen is a subsidiary of First Union Corporation, the sixth largest bank holding company in the United States.

Under the proposed reorganization, the assets of the Davis Tax-Free High Income Fund will be transferred into a newly created fund called the Evergreen Tax-Free High Income Fund, where the assets will be managed in the same investment style by the same portfolio manager and sub-advisor--B. Clark Stamper of Stamper Capital & Investments.

The assets of the Davis Intermediate Investment Grade Bond Fund will be transferred into the Evergreen Intermediate Term Bond Fund, an established mutual fund with assets of approximately $120 million in net assets, where it is expected that shareholders will enjoy lower expense ratios. Evergreen Intermediate Term Bond Fund seeks current income by investing primarily in a broad range of investment-quality debt securities. As a secondary objective, Evergreen Intermediate Term Bond Fund seeks to protect capital. Where appropriate, Evergreen Intermediate Term Bond Fund will take advantage of opportunities in order to realize capital appreciation.

Both reorganizations have been structured so they will not be taxable to investors.

On December 7, 1999, the Board of Directors for the Davis Tax-Free High Income Fund and the Davis Intermediate Investment Grade Bond Fund approved proposals to reorganize the funds. All shareholders of record as of January 10, 2000 are scheduled to vote on the proposals at a special meeting on March 10, 2000. More detailed information about the proposals will be mailed to shareholders on or about January 24, 2000.

If you have questions or would like more information, please call our toll-free number 1-800-279-0279, and one of our Client Services Representatives will be pleased to assist you.

                            SUPPLEMENT TO PROSPECTUS

                         DECEMBER 8, 1999 SUPPLEMENT TO
      DAVIS TAX-FREE HIGH INCOME FUND PROSPECTUS DATED AUGUST 2, 1999; AND
                  DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND
                        PROSPECTUS DATED FEBRUARY 1, 1999

                                                                DECEMBER 8, 1999

                         DAVIS TAX-FREE HIGH INCOME FUND
                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 1999


On December 7, 1999 the Board of Directors for Davis Tax-Free High Income Fund, ("Davis Tax-Free Fund") approved a proposal to reorganize Davis Tax-Free Fund into Evergreen Tax-Free High Income Fund, ("Evergreen Tax-Free Fund.") If the shareholders of Davis Tax-Free Fund approve the proposal, all of the assets of Davis Tax Free Fund will be transferred to Evergreen Tax-Free Fund and shareholders of Davis Tax-Free Fund will receive shares of Evergreen Tax-Free Fund in exchange for their shares. Shareholders of Davis Tax-Free Fund as of January 10, 2000 are scheduled to vote on the proposal at a special meeting of shareholders to be held on March 10, 2000. Shareholders of Davis Tax-Free Fund will be mailed information detailing the proposal on or about January 24, 2000.